FOR IMMEDIATE RELEASE	New York, NY (February 13, 2015)

INTERPUBLIC ANNOUNCES FULL YEAR AND
FOURTH QUARTER 2014 RESULTS

2014 Highlights

•	Company posted FY14 revenue of $7.54 billion, with organic revenue growth of 5.5% for FY14 and 4.8% for Q4

•	Operating margin expanded to 10.5% for FY14 and to 19.6% for Q4

•	FY14 operating income increased 20% over adjusted results in 2013

•	FY14 diluted EPS was $1.12 — FY14 adjusted diluted EPS rose 26% to $0.98

•	Management targets 3-4% organic revenue growth and 80-100 basis points of operating margin improvement for FY15

•	Board approves 26% increase in quarterly dividend and additional $300 million toward share repurchase program

Summary

•	Revenue

◦
Full year 2014 revenue was $7.54 billion, compared to $7.12 billion in 2013, with an organic revenue increase of 5.5% compared to the prior-year period. This was comprised of an organic revenue increase of 6.6% internationally and 4.7% in the U.S.

◦
Fourth quarter 2014 revenue was $2.21 billion, compared to $2.12 billion in the fourth quarter of 2013, with an organic revenue increase of 4.8% compared to the prior-year period. This was comprised of an organic revenue increase of 6.4% internationally and 3.4% in the U.S.

•	Operating Results

◦
For the full year 2014, operating income was $788.4 million, compared to $598.3 million in 2013 which included a fourth quarter pre-tax restructuring charge. Operating margin was 10.5% for the full year 2014, compared to 9.3% for the full year 2013 excluding the impact of restructuring and related costs.

◦
Operating income in the fourth quarter of 2014 was $433.0 million, compared to $324.4 million in 2013 which included a pre-tax restructuring charge. Operating margin was 19.6% for the fourth quarter of 2014, compared to 18.1% for the fourth quarter of 2013 excluding the impact of restructuring and related costs.

•	Net Results

◦
Full year 2014 net income available to IPG common stockholders was $477.1 million, resulting in earnings of $1.14 per basic and $1.12 per diluted share. This compares to net income available to IPG common stockholders of $259.2 million, or $0.62 per basic and $0.61 per diluted share a year ago. Excluding the impact of the net valuation allowance reversal of $67.6 million on deferred tax assets in Continental Europe in the fourth quarter of 2014 and the charge for early extinguishment of the 6.25% Senior Unsecured Notes due 2014 (the "6.25% Notes") in the second quarter of 2014, diluted earnings per share was $0.98 in 2014, compared to $0.78 per share in 2013 excluding the impact of restructuring and related costs in the fourth quarter of 2013 and the charge for early extinguishment of the 10.00% Senior Unsecured Notes due 2017 (the "10.00% Notes") in the third quarter of 2013.

◦
Fourth quarter 2014 net income available to IPG common stockholders was $308.9 million, resulting in earnings of $0.75 per basic and $0.73 per diluted share. This compares to net income available to IPG common stockholders of $193.1 million, or $0.45 per basic and $0.44 per diluted share a year ago. Excluding the impact of the net valuation allowance reversal on deferred tax assets in Continental Europe, diluted earnings per share was $0.57 in 2014, compared to $0.56 in 2013 excluding the impact of restructuring and related costs.

"We are pleased to report strong 2014 results that reflect significant progress in the marketplace and exceeded our growth and margin targets. The competitiveness of our agencies, digital capabilities and offerings in key growth markets — combined with our ability to deliver custom integrated solutions to our clients — is evident in the group's continued strong organic growth and positive new business momentum," said Michael I. Roth, Interpublic's Chairman and CEO. "Equally important is the 120 basis points improvement in operating margin that we delivered. This is an area on which we remain closely focused, and represents significant opportunity as we drive toward our goal of fully-competitive 13% operating margins. Going forward, we will continue to invest in talent and behind the growth sectors of our industry, so as to further enhance our portfolio of offerings, which is highly relevant in today's dynamic and complex consumer media landscape. We also remain committed to our robust capital return programs, as evident in the actions our Board has taken today to increase the dividend and authorization for share repurchase. These will continue to be drivers of value creation. Looking to 2015, we believe the tone of the business is solid, yet there remains macro uncertainty relating to both the currency environment and Europe. For 2015, we are therefore targeting 3 - 4% organic revenue growth, and 80 - 100 basis points of operating margin expansion. Coupled with strong capital returns, we are confident that achieving these targets will allow us to build on our strong track record of enhancing shareholder value."

Operating Results

Revenue
Revenue of $7.54 billion for the full year 2014 was up 5.8% compared to 2013. During the full year 2014, the effect of foreign currency translation was negative 1.0%, the impact of net acquisitions was positive 1.3%, and the resulting organic revenue increase was 5.5%.

Revenue of $2.21 billion in the fourth quarter of 2014 was up 4.0% compared with the same period in 2013. During the fourth quarter of 2014, the effect of foreign currency translation was negative 2.3%, the impact of net acquisitions was positive 1.5%, and the resulting organic revenue increase was 4.8%.

Operating Expenses
For the full year 2014, salaries and related expenses were $4.82 billion, up 6.0% compared to 2013. After adjusting for currency effects and the impact of net acquisitions, salaries and related expenses increased 5.6% organically.

During the fourth quarter of 2014, salaries and related expenses were $1.27 billion, up 5.6%, compared to the same period in 2013. After adjusting for currency effects and the impact of net acquisitions, salaries and related expenses increased 6.4% organically.

For the full year 2014, office and general expenses were $1.93 billion, up 0.5% compared to 2013. After adjusting for currency effects and the impact of net acquisitions, office and general expenses increased 0.5% organically.

During the fourth quarter of 2014, office and general expenses were $507.6 million, down 5.7% compared to the same period in 2013. After adjusting for currency effects and the impact of net acquisitions, office and general expenses decreased 4.6% organically.

Non-Operating Results and Tax
For the full year 2014, net interest expense of $57.5 million decreased by $40.5 million compared to 2013. In the fourth quarter of 2014, net interest expense of $14.3 million decreased by $3.7 million compared to the same period in 2013.

Other expense, net was $10.2 million for the full year 2014. During the second quarter of 2014, we recorded a pre-tax loss of $10.4 million related to the early extinguishment of the company's 6.25% Notes.

The income tax provision for the full year 2014 was $216.5 million on income before income taxes of $720.7 million, compared to a provision of $181.2 million on income before income taxes of $468.0 million in 2013. The income tax provision in the fourth quarter of 2014 was $87.9 million on income before income taxes of $418.6 million, compared to a provision of $103.2 million on income before income taxes of $314.1 million in the same period in 2013. The effective tax rate for the full year 2014 was 30.0% and 38.7% for 2013. Excluding the impact of the net valuation allowance reversal and the charge for the early extinguishment of the 6.25% Notes, the effective tax rate for the full year 2014 was 39.4%, compared to 36.2% in 2013 excluding the impact of restructuring and related costs and the charge for early extinguishment of the 10.00% Notes. The effective tax rate for the fourth quarter of 2014 was 21.0%, compared to 32.9% for the same period in 2013. Excluding the impact of the net valuation allowance reversal, the effective tax rate for the fourth quarter of 2014 was 37.1%, compared to 30.1% for the same period in 2013 excluding the impact of restructuring and related costs.

Balance Sheet
At December 31, 2014, cash, cash equivalents and marketable securities totaled $1.67 billion, compared to $1.64 billion at December 31, 2013. Total debt was $1.73 billion at December 31, 2014, compared to $1.66 billion at December 31, 2013.

Share Repurchase Program and Common Stock Dividend
During the fourth quarter of 2014, the company repurchased 6.7 million shares of its common stock at an aggregate cost of $127.0 million and an average price of $19.02 per share. For the full year 2014, the company repurchased 14.9 million shares of its common stock at an aggregate cost of $275.1 million and an average price of $18.41 per share.

Interpublic Board of Directors authorized a new program to repurchase, from time to time, up to $300 million of the company's common stock. The new share program, which is in addition to any amounts remaining for repurchase under the program announced in 2014, will take effect immediately and has no expiration date.

During the fourth quarter of 2014, the company declared and paid a common stock cash dividend of $0.095 per share, for a total of $39.1 million. For the full year 2014, the company declared and paid common stock cash dividends of $0.38 per share, for a total of $159.0 million.

The company's Board of Directors also announced that it has declared a common stock cash dividend of $0.12 per share, payable quarterly to holders of record on an ongoing basis.

For more information concerning the company's financial results, please refer to the accompanying slide presentation available on our website, www.interpublic.com.

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About Interpublic Group
Interpublic is one of the world's leading organizations of advertising agencies and marketing services companies. Major global brands include BPN, Craft, FCB (Foote, Cone & Belding), FutureBrand, Golin, Huge, Initiative, Jack Morton Worldwide, Lowe and Partners, MAGNA GLOBAL, McCann, Momentum, MRM//McCann, Octagon, R/GA, UM and Weber Shandwick. Leading domestic brands include Avrett Free Ginsberg, Carmichael Lynch, Deutsch, Hill Holliday, ID Media, Mithun, Mullen and The Martin Agency. For more information, please visit www.interpublic.com.

# # #

Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439

Cautionary Statement

This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.
Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

•
risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.
Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K.

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS FOURTH QUARTER REPORT 2014 AND 2013 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three months ended December 31,
	2014	2013	Fav. (Unfav.) % Variance
Revenue:
United States	$1,152.3	$1,105.0	4.3%
International	1,054.8	1,017.7	3.6%
Total Revenue	2,207.1	2,122.7	4.0%

Operating Expenses:
Salaries and Related Expenses	1,266.4	1,199.6	(5.6)%
Office and General Expenses	507.6	538.1	5.7%
Restructuring and Other Reorganization-Related Charges, net	0.1	60.6	N/M
Total Operating Expenses	1,774.1	1,798.3	1.3%
Operating Income	433.0	324.4	33.5%
Operating Margin %	19.6%	15.3%

Expenses and Other Income:
Interest Expense	(21.4)	(24.7)
Interest Income	7.1	6.7
Other (Expense) Income, net	(0.1)	7.7
Total (Expenses) and Other Income	(14.4)	(10.3)

Income before Income Taxes	418.6	314.1
Provision for Income Taxes	87.9	103.2
Income of Consolidated Companies	330.7	210.9
Equity in Net Income of Unconsolidated Affiliates	0.6	1.2
Net Income	331.3	212.1
Net Income Attributable to Noncontrolling Interests	(22.4)	(19.0)
Net Income Available to IPG Common Stockholders	$308.9	$193.1

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.75	$0.45
Diluted	$0.73	$0.44

Weighted-Average Number of Common Shares Outstanding:
Basic	413.7	425.1
Diluted	421.2	435.2

Dividends Declared Per Common Share	$0.095	$0.075
N/M - Not meaningful

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS ANNUAL REPORT 2014 AND 2013 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Twelve months ended December 31,
	2014	2013	Fav. (Unfav.) % Variance
Revenue:
United States	$4,184.0	$3,972.6	5.3%
International	3,353.1	3,149.7	6.5%
Total Revenue	7,537.1	7,122.3	5.8%

Operating Expenses:
Salaries and Related Expenses	4,820.4	4,545.5	(6.0)%
Office and General Expenses	1,928.1	1,917.9	(0.5)%
Restructuring and Other Reorganization-Related Charges, net	0.2	60.6	N/M
Total Operating Expenses	6,748.7	6,524.0	(3.4)%
Operating Income	788.4	598.3	31.8%
Operating Margin %	10.5%	8.4%

Expenses and Other Income:
Interest Expense	(84.9)	(122.7)
Interest Income	27.4	24.7
Other Expense, net	(10.2)	(32.3)
Total (Expenses) and Other Income	(67.7)	(130.3)

Income before Income Taxes	720.7	468.0
Provision for Income Taxes	216.5	181.2
Income of Consolidated Companies	504.2	286.8
Equity in Net Income of Unconsolidated Affiliates	1.2	2.1
Net Income	505.4	288.9
Net Income Attributable to Noncontrolling Interests	(28.3)	(21.0)
Net Income Attributable to IPG	477.1	267.9
Dividends on Preferred Stock	0.0	(8.7)
Net Income Available to IPG Common Stockholders	$477.1	$259.2

Earnings Per Share Available to IPG Common Stockholders:
Basic	$1.14	$0.62
Diluted	$1.12	$0.61

Weighted-Average Number of Common Shares Outstanding:
Basic	419.2	421.1
Diluted	425.4	429.6

Dividends Declared Per Common Share	$0.38	$0.30
N/M - Not meaningful

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended December 31, 2014
	As Reported	Valuation Allowance Reversal, Net (1)	Adjusted Results
Income Before Income Taxes	$418.6		$418.6
Provision for Income Taxes	(87.9)	$67.6	(155.5)
Effective Tax Rate	21.0%		37.1%
Equity in Net Income of Unconsolidated Affiliates	0.6		0.6
Net Income Attributable to Noncontrolling Interests	(22.4)		(22.4)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$308.9	$67.6	$241.3

Weighted-Average Number of Common Shares Outstanding - Basic	413.7		413.7
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	7.5		7.5
Weighted-Average Number of Common Shares Outstanding - Diluted	421.2		421.2

Earnings Per Share Available to IPG Common Stockholders - Basic	$0.75		$0.58
Earnings Per Share Available to IPG Common Stockholders - Diluted	$0.73	$0.16	$0.57

(1) Net valuation allowance reversal of $67.6 consists of a reversal of $124.8 partially offset by the establishment of a valuation allowance of $57.2, both in Continental Europe.

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Twelve Months Ended December 31, 2014
	As Reported	Valuation Allowance Reversal, Net (1)	Loss on Early Extinguishment of Debt	Adjusted Results
Income Before Income Taxes	$720.7		$(10.4)	$731.1
Provision for Income Taxes	(216.5)	$67.6	3.8	(287.9)
Effective Tax Rate	30.0%			39.4%
Equity in Net Income of Unconsolidated Affiliates	1.2			1.2
Net Income Attributable to Noncontrolling Interests	(28.3)			(28.3)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$477.1	$67.6	$(6.6)	$416.1

Weighted-Average Number of Common Shares Outstanding - Basic	419.2			419.2
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	6.2			6.2
Weighted-Average Number of Common Shares Outstanding - Diluted	425.4			425.4

Earnings Per Share Available to IPG Common Stockholders - Basic	$1.14			$0.99
Earnings Per Share Available to IPG Common Stockholders - Diluted	$1.12	$0.16	$(0.02)	$0.98

(1) Net valuation allowance reversal of $67.6 consists of a reversal of $124.8 partially offset by the establishment of a valuation allowance of $57.2, both in Continental Europe.

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three months ended December 31, 2013
	As reported	Restructuring Charges	Adjusted Results
Operating Income	$324.4	$(60.6)	$385.0
Operating Margin %	15.3%		18.1%
Income Before Income Taxes	314.1	(60.6)	374.7
Provision for Income Taxes	(103.2)	9.7	(112.9)
Effective Tax Rate	32.9%		30.1%
Equity in Net Income of Unconsolidated Affiliates	1.2		1.2
Net Income Attributable to Noncontrolling Interests	(19.0)		(19.0)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$193.1	$(50.9)	$244.0

Weighted-Average Number of Common Shares Outstanding - Basic	425.1		425.1
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	6.9		6.9
Preferred Stock Outstanding	3.2		3.2
Weighted-Average Number of Common Shares Outstanding - Diluted	435.2		435.2

Earnings Per Share Available to IPG Common Stockholders - Basic	$0.45		$0.57
Earnings Per Share Available to IPG Common Stockholders - Diluted	$0.44	$(0.12)	$0.56

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Twelve months ended December 31, 2013
	As reported	Restructuring Charges	Loss on Early Extinguishment of Debt	Adjusted Results
Operating Income	$598.3	$(60.6)		$658.9
Operating Margin %	8.4%			9.3%
Income Before Income Taxes	468.0	(60.6)	$(45.2)	573.8
Provision for Income Taxes	(181.2)	9.7	16.9	(207.8)
Effective Tax Rate	38.7%			36.2%
Equity in Net Income of Unconsolidated Affiliates	2.1			2.1
Net Income Attributable to Noncontrolling Interests	(21.0)			(21.0)
Dividends on Preferred Stock	(8.7)			(8.7)
Net Income Available to IPG Common Stockholders - Basic	$259.2	$(50.9)	$(28.3)	$338.4

Adjustments: Effect of Dilutive Securities
Interest on 4.75% Notes	0.8			0.8
Dividends on Preferred Stock	0.0			8.7
Net Income Available to IPG Common Stockholders - Diluted	$260.0			$347.9

Weighted-Average Number of Common Shares Outstanding - Basic	421.1			421.1
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	5.2			5.2
4.75% Notes	3.3			3.3
Preferred Stock Outstanding	0.0			13.7
Weighted-Average Number of Common Shares Outstanding - Diluted	429.6			443.3

Earnings Per Share Available to IPG Common Stockholders - Basic	$0.62			$0.80
Earnings Per Share Available to IPG Common Stockholders - Diluted	$0.61	$(0.11)	$(0.06)	$0.78